EXHIBIT 99.3c


                                                             RELIASTAR
                                                             NORTHERN LIFE
                                                             INSURANCE COMPANY
                                                             A RELIASTAR COMPANY

BROKER/DEALER
VARIABLE ANNUITY COMPENSATION SCHEDULE

--------------------------------------------------------------------------------

Your dealer concession will be the following percentage of the premium received by us. No dealer concessions are payable on a policy after the 20th policy year. This Schedule is effective with business written 1 October 1999.

PERIODIC SERIES                      -----------------------------------------------------------------------------------------------
TSA, IRA, NONQUALIFIED, 457                                                     % OF PAID PREMIUM
------------------------------------ -----------------------------------------------------------------------------------------------
PERIODIC & INCREASE                               OPTION A               OPTION B               OPTION C              OPTION D
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 1-2                                    6                      4                      1                     3
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Year 3                                       5                      4                      1                     2
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 4-6                                    5                      4                       .5                   1
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 7-20                                   5                      4                      0                     1
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
TRANSFER
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 1-2                                    6                      4                      1                     3
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Year 3                                       5                      4                      1                     2
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 4-5                                    5                      4                       .5                   1
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 6-20                                   0                      0                      0                     0
------------------------------------------------------------------------------------------------------------------------------------

TRANSFER SERIES                      -----------------------------------------------------------------------------------------------
TSA, IRA, NONQUALIFIED, 457                                                    % OF PAID PREMIUM
------------------------------------ -----------------------------------------------------------------------------------------------
TRANSFER                                          OPTION A               OPTION B               OPTION C              OPTION D
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 1-2                                    6.5                    5.25                   1                     3
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Year 3                                       6.5                    5.25                   1                     3
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 4-6                                    6.5                    5.25                   1                     2
------------------------------------ ----------------------------- ---------------------- ---------------------- -------------------
  Policy Years 7-20                                   6.5                    5.25                   1                     1
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE CENTURY SERIES             -----------------------------------------------------------------------------------------------
TSA, 457                                                                       % OF PAID PREMIUM
------------------------------------ -----------------------------------------------------------------------------------------------
PERIODIC & INCREASE                                    OPTION A                     OPTION B                       OPTION D
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 1-5                                         6.75                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 6                                            6.25                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 7                                            5.5                          4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 8                                            5.25                         4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 9-20                                        5                            4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
TRANSFER
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 1-5                                         6.75                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 6                                            6.25                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 7                                            5.5                          4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Year 8                                            5.25                         4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 9-10                                        5                            4                              2
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 11-20                                       0                            0                              0
------------------------------------------------------------------------------------------------------------------------------------

                                     -----------------------------------------------------------------------------------------------
IRA/NONQUALIFIED                                                               % OF PAID PREMIUM
------------------------------------ -----------------------------------------------------------------------------------------------
PERIODIC OR TRANSFER                                   OPTION A                     OPTION B                       OPTION D
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 1-5                                         6.75                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 6-10                                        6.75                         5.25                           3
------------------------------------ ----------------------------------- -------------------------------- --------------------------
  Policy Years 11-20                                       6.75                         5.25                           2
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE CENTURY PLUS               -----------------------------------------------------------------------------------------------
TSA, IRA, NONQUALIFIED, 457                                                     % OF PAID PREMIUM
------------------------------------ -----------------------------------------------------------------------------------------------
PERIODIC OR TRANSFER                                                                OPTION C
------------------------------------ -----------------------------------------------------------------------------------------------
  Policy Years 1-20                                                                     0
------------------------------------------------------------------------------------------------------------------------------------

FORM NO. 13021 R10-99

ASSET-BASED COMMISSION INFORMATION

Asset-based commission (ABC) is paid monthly based on the percent of accumulation value. The yearly rate is below. Divide by 12 to find the monthly payout.

PERIODIC SERIES
------------------------------------------------------------------------------------------------------------------------------------
                POLICY YEARS                      OPTION A               OPTION B               OPTION C              OPTION D
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                      1                               0                      0                      0                     0
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                     2-6                              0                       .25                   0                      .2
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                     7-10                             0                       .25                   1                      .2
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                    11-20                             0                       .25                   1                     1
------------------------------------------------------------------------------------------------------------------------------------

TRANSFER SERIES
------------------------------------------------------------------------------------------------------------------------------------
                POLICY YEARS                      OPTION A               OPTION B               OPTION C              OPTION D
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                      1                               0                      0                      0                     0
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                     2-6                              0                       .25                   1                      .2
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                     7-10                             0                       .25                   1                     1
-------------------------------------- --------------------------- --------------------- ---------------------- --------------------
                    11-20                             0                       .25                   1                     1
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE CENTURY SERIES
TSA, IRA, NONQUALIFIED, 457
------------------------------------------------------------------------------------------------------------------------------------
                POLICY YEARS                           OPTION A                    OPTION B                      OPTION D
-------------------------------------- ---------------------------------- ---------------------------- -----------------------------
                      1                                    0                           0                              .2
-------------------------------------- ---------------------------------- ---------------------------- -----------------------------
                    2-10                                   0                            .25                           .2
-------------------------------------- ---------------------------------- ---------------------------- -----------------------------
                    11-20                                  0                            .25                          1
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE CENTURY PLUS
TSA, IRA, NONQUALIFIED, 457
------------------------------------------------------------------------------------------------------------------------------------
                POLICY YEARS                                                       OPTION C
---------------------------------------------------- -------------------------------------------------------------------------------
                    1-20                                                               1
------------------------------------------------------------------------------------------------------------------------------------





Signature:
          --------------------------------------------------

Printed Name:
             -----------------------------------------------

Title:
      ------------------------------------------------------
(If corporation)

Corporation Name:
                 -------------------------------------------

                 GENERAL RULES PERTAINING TO VARIABLE CONTRACTS

1. CHANGE OF DEALER AUTHORIZATION. No compensation of any kind shall be payable in respect of Variable Contracts following Insurer's or General Distributor's receipt of a change of dealer authorization applicable to such Variable Contract.

2. CHANGE IN REPRESENTATIVE'S STATUS. Broker/Dealer agrees that in the event a Representative ceases to be an associated person of Broker/Dealer or ceases to be validly licensed or registered, Broker/Dealer shall not receive any compensation based on any Variable Contract, its values, or on premium or purchase payments thereafter received by Northern Life and/or WSSI from such former Representative's customers. Provided, however, if within 60 days after such Representative ceases to be a representative of Broker/Dealer, Broker/Dealer designates another registered representative of Broker/Dealer to service the former Representative's business, the compensation not paid shall be payable to Broker/Dealer. If an assigned Representative's replacement is not designated within such 60 day period, Broker/Dealer may not thereafter designate a replacement Representative for such Variable Contracts and shall not be entitled to such compensation.

3. EXCLUSIVE COMPENSATION. Broker/Dealer agrees that no compensation of any kind other than as described herein is payable by Insurer or General Distributor in respect of Broker/Dealer's sales of Variable Contracts.

4. REPLACEMENT BUSINESS. The amount and time of payment of commissions on replacements, changes, transfers, or exchanges from a policy previously issued by Insurer or an affiliate shall be governed by Insurer's rules and regulations.

5. COMMISSIONS. Commissions shall accrue on Variable Contracts issued as and when premium is received by Insurer and applied as premium due or payable on such policies, except as Insurer's practices may otherwise provide.

6. CHARGE BACKS. In any case where Insurer has credited a commission to Broker/Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser, Insurer will charge back such commissions.

7.  ISSUE AGE. Issue age is based upon the annuitant's age on last birthday.